EXHIBIT 99.1


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  October 7, 2005


                                       GLENHILL CAPITAL LP

                                       By: GJK Capital Management, LLC, its
                                           general partner

                                           By:  Krevlin Advisors, LLC, its
                                                Managing Member

                                                By: /s/ Glenn J. Krevlin
                                                   ----------------------------
                                                   Name:  Glenn J. Krevlin
                                                   Title: Managing Member


                                       GJK CAPITAL MANAGEMENT, LLC

                                       By: /s/ Glenn J. Krevlin
                                          -------------------------------------
                                       Name:  Glenn J. Krevlin
                                       Title: Managing Member


                                       KREVLIN ADVISORS, LLC


                                       By: /s/ Glenn J. Krevlin
                                          -------------------------------------
                                       Name:  Glenn J. Krevlin
                                       Title: Managing Member


                                       GLENHILL CAPITAL OVERSEAS MASTER FUND,
                                       L.P.

                                       By: Glenhill Capital Overseas GP, Ltd.,
                                           its general partner

                                       By: /s/ Glenn J. Krevlin
                                          -------------------------------------
                                       Name:  Glenn J. Krevlin
                                       Title: Director


                                       GLENHILL CAPITAL OVERSEAS GP, LTD.

                                       By: /s/ Glenn J. Krevlin
                                          -------------------------------------
                                       Name:  Glenn J. Krevlin
                                       Title: Director

                                       /s/ Glenn J. Krevlin
                                       ----------------------------------------
                                       Glenn J. Krevlin